Exhibit 10.33

EXECUTION COPY

OMNIBUS AGREEMENT AND AMENDMENT NO. 1

This OMNIBUS AGREEMENT AND AMENDMENT NO. 1 (this “Amendment”) is dated as of June 30, 2015 among WHEELS UP PARTNERS LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (the “Borrower”); BANK OF UTAH, as administrative agent (the “Administrative Agent”); the LENDERS party hereto; and BANK OF UTAH, as Security Trustee (the “Security Trustee”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Security Trustee are parties to an Amended and Restated Secured Credit Agreement, dated as of August 27, 2014 (as amended, supplemented and modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower, as grantor, and the Security Trustee are parties to an Amended and Restated Security Agreement, dated as of August 27, 2014 (as amended, supplemented and modified from time to time, the “Security Agreement”), which amends the Original Security Agreement defined below, between the Borrower and the Security Trustee;

WHEREAS, the Original Security Agreement and Security Agreement Supplement No. 1 each dated November 6, 2013 have been duly filed with the Federal Aviation Administration (the “FAA”) on November 7, 2013, and have been recorded as one document on November 15, 2013 and assigned Conveyance No. DP007633 (as amended, supplemented or otherwise modified prior to the Amendment Effective Date under the Security Agreement, the “Original Security Agreement”); and the Security Agreement has been duly filed with the FAA on August 27, 2014, and has been recorded on November 20, 2014 and assigned Conveyance No. KT012896;

WHEREAS, the Borrower wishes to (i) terminate the current engine maintenance agreements and the related Engine Manufacturer’s Consents (as defined in the Credit Agreement), (ii) enter into the GMCP Agreement (defined below), which the Borrower intends to satisfy the requirement in Section 5.10 of the Credit Agreement to maintain a “Qualified Maintenance Program” for each Engine, and to assign the GMCP Agreement as collateral pursuant to the Security Agreement and (iii) amend the Maintenance Services Agreement (as defined in the Credit Agreement);

WHEREAS, the Borrower wishes to dissolve Wheels Up Aviation Canada Inc.; and

WHEREAS, each of the parties hereto wishes to amend the Credit Agreement and the Security Agreement in certain respects.

[Omnibus Agreement and Amendment No. 1]

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement and shall be interpreted in accordance the Credit Agreement. In addition, the following terms shall have the following meanings:

“Amendment Effective Date” shall have the meaning set forth in Section 6.

“Engine Manufacturer’s Consent” shall mean the consent and agreement dated as of June 30, 2015 among the Engine Manufacturer, the Borrower and the Security Trustee relating to the GMCP Agreement and the Engines covered thereby, as amended, supplemented, restated, replaced or otherwise modified from time to time.

“ESP Termination Agreement” shall mean the letter agreement dated as of the date hereof among the Borrower, the Security Trustee, the Engine Manufacturer and the Maintenance Services Provider.

“GMCP Agreement” shall mean the GMCP Program Agreement No. GS14-0065 dated as of January 1, 2015 between the Engine Manufacturer and the Borrower, as amended, supplemented, restated, replaced or otherwise modified from time to time.

“Maintenance Services Agreement Amendment” shall mean Amendment No. 1 to Maintenance Services Agreement dated as of June 30, 2015 between the Borrower and the Maintenance Services Provider.

“Security Agreement Supplement” shall mean the Security Agreement Supplement dated as of June 30, 2015 between the Borrower and the Security Trustee in respect of the GMCP Agreement.

Section 2.              Consent to GMCP Agreement. The Security Trustee and the Required Lenders hereby consent to the Borrower entering into the GMCP Agreement.

Section 3.              Consent to Amend the Maintenance Services Agreement. The Security Trustee and the Required Lenders hereby consent to the amendments to the Maintenance Services Agreement pursuant to the Maintenance Services Agreement Amendment.

Section 4.              Consent to Dissolution of Subsidiary. The Required Lenders hereby waive the requirement under Section 5.03(a) of the Credit Agreement that the Borrower maintain the legal existence of Wheels Up Aviation Canada, Inc. (“Wheels Up Canada”) and consent to the dissolution of Wheels Up Canada.

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Section 5.              Amendments to the Credit Agreement and Security Agreement. Effective from the Amendment Effective Date:

(a)            The Credit Agreement is hereby amended as follows:

(i)           The defined term “Engine Manufacturer’s Consent” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following in lieu thereof:

““Engine Manufacturer’s Consent” shall mean the consent and agreement dated as of June 30, 2015 among the Engine Manufacturer, the Borrower and the Security Trustee relating to the GMCP Agreement and the Engines covered thereby, as amended, supplemented, restated, replaced or otherwise modified from time to time.”

(ii)          The defined term “Lease Operative Documents” in Section 1.01 of the Credit Agreement is hereby amended by adding “, the GMCP Agreement” following the words “each Maintenance Service Provider’s Consent”.

(iii)         The defined term “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended by deleting the word “each” and inserting the word “the” before the words “Engine Manufacturer’s Consent”.

(iv)         The following terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

““GMCP Agreement” shall mean the GMCP Program Agreement No. GS14-0065 dated as of January 1, 2015 between the Engine Manufacturer and the Borrower, as amended, supplemented, restated, replaced or otherwise modified from time to time.”

(v)          Section 4.02(d)(viii) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting “a supplement to the Engine Manufacturer’s Consent with respect to the Subject Aircraft in the form attached as Annex B thereto” in lieu thereof.

(vi)         Section 5.18 of the Credit Agreement is hereby deleted in its entirety.

(vii)        Exhibit J of the Credit Agreement is hereby deleted in its entirety.

(b)           The Security Agreement is hereby amended as follows:

(i)           Section 7.01(b)(ii) of the Security Agreement is hereby amended by deleting “(10) the provisions in the Maintenance Services Agreement relating to the Engine Manufacturer’s Eagle Service Plan (referred to therein as “ESP”) or any other pay-per-hour engine maintenance plan” and inserting the following in lieu thereof:

“(10) the material provisions of the GMCP Agreement relating to the maintenance program for the Engines (excluding however any Supplement to Annex B to GMCP Program Agreement executed for the purpose of adding Engines thereto)”.

(ii)          Section 8.01(b) of the Security Agreement is hereby amended by deleting “and the “ESP” referred to therein (or other pay-per-hour engine maintenance plan thereunder)” and inserting the following in lieu thereof:

“and the GMCP Agreement”

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(iii)         Schedule 2 to the Security Agreement is hereby amended by deleting item number 7 in its entirety and inserting the following in lieu thereof:

“7. the GMCP Agreement and the Engine Manufacturer’s Consent; and”

Section 6. Effective Date. This Amendment shall be effective on and as of the date (the “Amendment Effective Date”) the following conditions precedent shall have been complied with to the satisfaction of the Administrative Agent (each document, instrument, certificate, opinion or other paper referred to below to be in form and substance reasonably satisfactory to the Administrative Agent and, unless otherwise specified, to be dated the date hereof), and filing of this Amendment with the FAA for recordation shall evidence that the Amendment Effective Date has occurred:

(a)           The Administrative Agent shall have received copies of the following, duly executed and delivered by the parties thereto:

(i)           the Maintenance Services Agreement Amendment;

(ii)          the ESP Termination Agreement;

(iii)         the Engine Manufacturer’s Consent; and

(iv)         the Security Agreement Supplement.

(b)           The Administrative Agent shall have received the following, addressed to each of the Administrative Agent, the Lenders and the Security Trustee: (i) a legal opinion in respect of the Security Agreement Supplement referenced in Section 6(a)(iv) above, from Kaye Scholer LLP, special New York counsel to the Borrower and (ii) an opinion from FAA Counsel regarding the filing of this Amendment and the Security Agreement Supplement referenced in Section 6(a)(iv) above, each in form and substance reasonably satisfactory to the Administrative Agent.

(c)            The GMCP Agreement shall have been duly executed and delivered by the parties thereto.

Section 7.              Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that as of the Amendment Effective Date (a) the GMCP Agreement constitutes a Qualified Maintenance Program in respect of the Engines and (b) the Borrower has not made any Investment in Wheels Up Canada in contravention of Section 6.08 of the Credit Agreement.

Section 8.              Ratification; Effectiveness. The amendments set forth herein shall be effective as and from the date of the Credit Agreement and the Security Agreement, and from and after the date hereof any and all references to the Credit Agreement and the Security Agreement in any of the Operative Documents shall be deemed to refer to the Credit Agreement and the Security Agreement, each as amended hereby. Except as amended hereby, each of the parties hereto acknowledges and agrees that the Credit Agreement and the Security Agreement shall continue and shall remain in full force and effect in all respects.

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Section 9.              Governing Law. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

Section 10.         Miscellaneous.

(a)           The section headings in this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

(b)           By its signature below, the Required Lenders hereby instruct the Security Trustee and the Administrative Agent to execute and deliver this Amendment and any other related documents to which it is a party, including, but not limited to, the relevant documents listed in Section 6 above.

(c)            Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and shall not invalidate or render unenforceable the other provisions hereof in any jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

(d)           This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

WHEELS UP PARTNERS LLC

By:	/s/ Carl F. Thorsberg
Name: Carl F. Thorsberg
Title: Chief Financial Officer

BANK OF UTAH, as Administrative Agent

By:	/s/ Arge Feotis
Name: Arge Feotis
Title: Asst. Vice President

By:	/s/ Joshua D. Eyre
Name: Joshua D. Eyre
Title: Asst. Vice President

BANK OF UTAH, as Security Trustee

By:	/s/ Arge Feotis
Name: Arge Feotis
Title: Asst. Vice President

Required Lenders

MAGNETAR CONSTELLATION MASTER FUND, LTD,
as a Class A Lender
By: Magnetar Financial LLC, its investment manager

By:	/s/ Michael Turro
Name: Michael Turro
Title: Chief Compliance Officer

MAGNETAR SC FUND LTD.,
as a Class A Lender
By: Magnetar Financial LLC, its investment manager

By:	/s/ Michael Turro
Name: Michael Turro
Title: Chief Compliance Officer

MAGNETAR CONSTELLATION FUND II, LTD.,
as a Class A Lender
By: Magnetar Financial LLC, its investment manager

By:	/s/ Michael Turro
Name: Michael Turro
Title: Chief Compliance Officer

MAGNETAR XING HE MASTER FUND LTD.,
as a Class A Lender
By: Magnetar Financial LLC, its investment manager

By:	/s/ Michael Turro
Name: Michael Turro
Title: Chief Compliance Officer

JEFFERIES LEVERAGED CREDIT PRODUCTS, LLC,
as a Class A Lender

By:	/s/ Nolan Heske
Name: Nolan Heske
Title: Managing Director

SQN PORTFOLIO ACQUISITION COMPANY LLC,
as a Class A Lender

By:	/s/ Jeremiah Silkowski
Name: Jeremiah Silkowski
Title: President

BURGESS CREEK MASTER FUND LIMITED,
as a Class A Lender

By:	/s/ Brad Craig
Name: Brad Craig
Title: Chief Operating Officer

STS PARTNERS FUND, LP,
as a Class A Lender

By:	/s/ Brad Craig
Name: Brad Craig
Title: Chief Operating Officer

ABILITY INSURANCE COMPANY,
as a Class A Lender

By:	/s/ Mike Minnich
Name: Mike Minnich
Title: CIO

THL CREDIT, INC.,
as a Class A Lender

By:	/s/ Sam W. Tillinghast
Name: Sam W. Tillinghast
Title: Co-Chief Executive Officer

MEDLEY CAPITAL CORPORATION,
as a Class A Lender

By:	/s/ Richard Allorto
Name: Richard Allorto
Title: CFO

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH,
as a Class A Lender

By: DB Services New Jersey, Inc.

By:	/s/ Deirdre Cesario
Name: Deirdre Cesario
Title: Assistant Vice President

By:	/s/ Howard Lee
Name: Howard Lee
Title: Assistant Vice President

CREDIT SUISSE SECURITIZED PRODUCTS MASTER FUND, LTD.,
as a Class A Lender and as a Class B Lender
By: Credit Suisse Asset Management, LLC as investment manager

By:	/s/ Sean Keating
Name: Sean Keating
Title: Authorized Signatory

MAGNETAR ANDROMEDA SELECT FUND LLC,
as a Class B Lender
By: Magnetar Financial LLC, its manager

By:	/s/ Michael Turro
Name: Michael Turro
Title: Chief Compliance Officer

MAGNETAR STRUCTURED CREDIT FUND, LP,
as a Class B Lender
By: Magnetar Financial LLC, its general partner

By:	/s/ Michael Turro
Name: Michael Turro
Title: Chief Compliance Officer

MAGNETAR CONSTELLATION FUND IV LLC,
as a Class B Lender
By: Magnetar Financial LLC, its manager

By:	/s/ Michael Turro
Name: Michael Turro
Title: Chief Compliance Officer